UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GOLDEN GRAIN ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1822 43rd St. SW

Mason City, IA 50401

NOTICE OF ANNUAL MEETING OF MEMBERS

Thursday, February 23, 2006

To our members:

The 2006 Annual Meeting of Members (the “2006 Annual Meeting”) of Golden Grain Energy, LLC (the “Company”) will be held on Thursday, February 23, 2006 at the Hanford Inn, 3041 4th SW, Highway 122 W, Mason City, Iowa.  Registration for the meeting will begin at 5:00 p.m. with dinner at 6:00 p.m.  The 2006 Annual Meeting will follow the dinner, and will commence at approximately 7:00 p.m.  The purposes of the meeting are to:

•                  elect two directors; and

•                  transact such other business as may properly come before the 2006 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (641) 423-8525.

Only members listed on the Company’s records at the close of business on February 1, 2006 are entitled to notice of the Annual Meeting and to vote at the 2006 Annual Meeting and any adjournments thereof.

All members are cordially invited to attend the 2006 Annual Meeting in person.  However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting.  The proxy will not be used if you attend and vote at the meeting in person.  You may fax the enclosed proxy card to the Company at (641) 421-8457 or mail it to us using the enclosed envelope.  For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on February 22, 2006.

By order of the Board of Directors,

DAVE SOVEREIGN

Chairman of the Board

Mason City, Iowa

February 1, 2006

Golden Grain Energy, LLC

1822 43rd St. SW

Mason City, Iowa 50401

Proxy Statement

Annual Meeting of Members

Thursday, February 23, 2006

The enclosed proxy is solicited by the Board of Directors of Golden Grain Energy, LLC (the “Company”) for use at the 2006 annual meeting of members of the Company to be held on Thursday, February 23, 2006 (the “2006 Annual Meeting”), and at any adjournment thereof.  The 2006 Annual Meeting will be held at the Hanford Inn, 3041 4th SW, Highway 122 W, Mason City, Iowa.  Registration for the meeting will begin at 5:00 p.m. with dinner at 6:00 p.m.  The Annual Meeting will follow the dinner, and will commence at approximately 7:00 p.m.  This solicitation is being made by mail, however the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter.   Distribution of this proxy statement and a proxy card is scheduled to begin on or about February 1, 2006.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:                                  Why did I receive this proxy statement?

A:                                   The Board of Directors is soliciting your proxy to vote at the 2006 Annual Meeting because you were a member of the Company at the close of business on February 1, 2006, the record date, and are entitled to vote at the meeting.

Q:                                  What am I voting on?

A:                                   The election of two (2) directors.  The nominees are Mr. Duane Lynch, Mr. Jim Boeding, and Dr. Steve Brau.

Q:                                  How many votes do I have?

A:                                   Members are entitled to one vote for each unit of Class A or Class B membership units that they hold.

Q:                                  What is the voting requirement to elect the directors?

A:                                   In the election of directors, the two persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum.

Q:                                  How many membership units are outstanding?

A:                                   On February 1, 2006, there are 26,676,400 outstanding Class A membership units, and 920,000 outstanding Class B membership units.

____________________________________________________________________________________________________________

Q:                                  What is the effect of an abstention?

A:                                   Because directors are elected by plurality vote, abstentions will not be counted either for or against any nominee.

____________________________________________________________________________________________________________

Q:                                  How do I vote?

A:                                   Membership Units can be voted only if the holder of record is present at the 2006 Annual Meeting either in person or by proxy.  You may vote using any of the following methods:

•                  Proxy card.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2006 Annual Meeting.  The membership units represented by each properly executed proxy card will be voted at the 2006 Annual Meeting in accordance with the member’s directions.  The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card.  After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or fax it to the Company at (641) 421-8547 by 5:00 p.m. on February 22, 2006.  If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR Duane Lynch and Jim Boeding.

•                  In person at the 2006 Annual Meeting.  All members may vote in person at the 2006 Annual Meeting.

____________________________________________________________________________________________________________

Q:                                  What can I do if I change my mind after I vote my units?

A:                                   You may revoke your proxy by:

•                  Voting in person at the 2006 Annual Meeting;

•                  Giving personal or written notice of the revocation to Dave Sovereign, Chairman of the Company’s Board of Directors, at the Company’s offices at 1822 43rd St. SW, Mason City, Iowa 50401; or

•                  Giving personal or written notice of the revocation to the Company’s Secretary, Ron Pumphrey, at the commencement of the 2006 Annual Meeting.

____________________________________________________________________________________________________________

Q:                                  What happens if I mark too few or too many boxes on the proxy card?

A:                                   If you do not mark any choices on the proxy card, then the proxies will vote your units FOR Duane Lynch and Jim Boeding.  If you only mark one choice on the proxy card, then the proxies will vote your units ONLY for the person you chose.  If you mark more than two choices on the proxy card, then your vote will not be counted for any of the nominees.  However, your units will be included in the determination of whether a quorum is present.

____________________________________________________________________________________________________________

Q:                                  Who can attend the 2006 Annual Meeting?

A:                                   All members as of the close of business on the record date may attend the 2006 Annual Meeting.

____________________________________________________________________________________________________________

Q:                                  What is the record date for the 2006 Annual Meeting?

A:                                   February 1, 2006.

____________________________________________________________________________________________________________

Q:                                  Who will count the vote?

A:                                   The Company’s Interim Chief Financial Officer, Christine Marchand, and our commodities manager, Steve Dietz.

____________________________________________________________________________________________________________

Q:                                  What constitutes a quorum?

A:                                   As of the record date, the Company had 26,676,400 issued and outstanding Class A membership units and 920,000 issued and outstanding Class B membership units.  The presence of members holding 30% of the total outstanding Class A and B membership units (8,278,920) constitutes a quorum.  If you submit a properly executed proxy, then you will be considered part of the quorum.

____________________________________________________________________________________________________________

Q:                                  When are member proposals and director nominations due for the 2007 Annual Meeting?

A:                                   In order to be considered for inclusion in next year’s proxy statement, member proposals, including director nominations, must be submitted in writing to the Company by October 4, 2006.  The Company suggests that proposals for the 2007 Annual Meeting of members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2007 Annual Meeting of members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than December 18, 2006.  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 18, 2006, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion.  However, if the Company does not receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 18, 2006, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

____________________________________________________________________________________________________________

Q:                                  Who is paying for this proxy solicitation?

A:                                   The entire cost of this proxy solicitation will be borne by the Company.  The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

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ELECTION OF DIRECTORS

Seven (7) elected and six (6) appointed directors comprise the Board of Directors.  The Board of Directors is currently divided into three classes.  Two directors are to be elected by the members at the 2006 Annual Meeting and the terms of the remaining elected directors expire in either 2007 or 2008.  At the Company’s 2004 Annual Meeting, the members elected six (6) directors to serve in staggered terms until 2005, 2006, or 2007 as follows:

2005	Jerry Calease
2006	Jim Boeding Duane Lynch
2007	Dave Sovereign Ron Pumphrey Stan Laures

On April 23, 2004, Marion Cagley was appointed by the Board of Directors to fill a vacancy left by the resignation of Walter Wendland.  At the 2005 Annual Meeting, Jerry Calease, and Marion Cagley were elected to serve three-year terms until the 2008 Annual Meeting.

The Board of Directors has recommended as nominees for election Mr. Duane Lynch, Mr. Jim Boeding, and Dr. Steve Brau.  Messrs. Lynch and Boeding were re-elected at our 2004 Annual Meeting to serve until this 2006 Annual Meeting.  Both Messrs. Lynch and Boeding have served on the Board of Directors since the Company’s inception.  Mr. Brau has not previously served on the Board of Directors.

The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2006 Annual Meeting:

Name and Principal Occupation	Age	Year First Became a Director (if applicable)	Term Expires (if applicable)
Jim Boeding, Farmer	58	2002	2006
Duane Lynch, Farmer	65	2002	2006
Steve Brau, Podiatrist	50	—	—

Biographical Information for Nominees

Jim Boeding is one of the original steering committee members that worked to create Golden Grain Energy in its initial stages in 2001.  Since that time, Jim has served as GGE’s first treasurer and also co-chaired the first Risk Management Committee.  Jim is a current member of the executive committee and chairman of the Audit Committee.  Jim graduated from the University of Northern Iowa with a degree in Business Administration.  While serving in the US Military, he served as a finance specialist dealing with payroll and various accounting responsibilities.  Following service in Vietnam, he worked in the industrial engineering division of a packing company and has been a systems analyst for an area hospital.  He has operated a farm near Decorah in Northeast Iowa for 29 years and has worked on numerous boards, committees, and commissions in many different capacities.

Duane Lynch has served on Board of Directors of since the Company’s inception.  He served as co-chair of the site selection committee, chairman of the Director’s Compensation Committee and chairman of the Risk Management Committee.  For the past five years, Duane has owned and operated a grain farm consisting primarily of corn and soybeans.  Duane and his wife of 46 years, Pat, are the parents of three children and six grandchildren.  They have been farming for 45 years on the same homestead that Duane was born and raised on.  Currently, they are raising both corn and soybeans on 1250 acres.  Duane was also employed as a printer for 17 years and is a retired sales representative for DeKalb and Latham seeds after 25 years of service.  He also purchased feeder pigs and sold market hogs until the early 80’s.  Duane and Pat are members of Holy Family Parish in New Hampton.  Duane was a member of the financial committee on the church council.  He also served on the Farmer’s Home Administration local board and belongs to the Iowa Corn and Soybean Association.

Steve Brau has been serving the North Iowa area for 25 years and has a successful, private Podiatric Medical practice in the Forest Park Medical Building, Mason City, specializing in the medical and surgical management of foot disorders.  Dr. Brau lives in Mason City with his wife of 27 years, Susan, and 2 daughters, Katie an I.S.U. student and Molly, a Senior at Mason City High School who will be attending the University of Iowa in Fall of 2006.  Dr. Brau is an active staff member at Mason City, Hampton, Britt and Osage Hospitals.  He also has weekly outreach Podiatry Clinics in Hampton, Britt and Osage at the local hospitals and participates in several hospital committees and departments.  Dr. Brau is a Diplomat of the American Board of Podiatric Surgeons and holds a fellowship in the American College of Foot Surgeons.  He graduated from the University of Minnesota in 1977 with Phi Beta Kappa Honors then went on to graduate, with honors, from Podiatry Medical School at Rosalind Franklin University of Medicine and Science, Chicago, Illinois, in 1981.  Dr. Brau was recommended to stand for election by the Company’s nominating committee.

Biographical Information for Non-nominee Directors

Dave Sovereign, Chairman and Director - Age 49

Mr. Sovereign has served on the Board of Directors since the Company’s inception.  For the past five years, Mr. Sovereign has been an active partner in a family farm operation near Cresco, Iowa and a partner in Paris Foods, Inc., a livestock production facility.  He is also a member of Sovereign Buildings, LLC, which owns and leases three hog confinement buildings.

On April 23, 2004, the Board of Directors elected Mr. Sovereign as the Company’s Chairman to fill the vacancy created by the resignation of Mr. Walter Wendland from the offices of director and Chairman and Mr. Wendland’s election to the office of President.  Mr. Sovereign is anticipated to hold the office of Chairman until the earlier of his resignation or removal from office.  At our annual members meeting held April 1, 2004, Mr. Sovereign was re-elected to serve as a director until the annual members held in 2007 and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such director.  Mr. Sovereign previously held the offices of Vice Chairman and Vice President of the Company.

Stephen Eastman, Vice Chairman and Director - Age 36

Mr. Eastman has served on the Board of Directors of the Company since its inception.  For the past five years, Mr. Eastman has been the manager of Farmers Feed and Grain, a family owned business in Riceville, Iowa where he manages business services to grain producers.  For the past five years, he also has been involved in a farm operation that consists of corn, soybeans and cattle.

Mr. Eastman was appointed to the Board of Directors by Steve Retterath on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A units to appoint one (1) director to our Board of Directors.  Mr. Eastman will serve indefinitely on our Board of Directors at the pleasure of the Class A unit holder appointing him so long as such Class A unit holder is the owner of one million or more of our Class A units.

On April 23, 2004, the Board of Directors elected Mr. Eastman as the Company’s Vice Chairman to fill the vacancy created by the election of Mr. Sovereign to the position of Chairman.  Mr. Eastman is anticipated to hold the office of Vice Chairman until the earlier of his resignation or removal from office.

Ron Pumphrey, Secretary and Director - Age 56

Mr. Pumphrey has served on the Board of Directors since the Company’s inception.  Mr. Pumphrey was elected Secretary at the inception of the Company.  For the past five years, Mr. Pumphrey has been employed as the General Manager of Farmers Cooperative, New Hampton, which is a full-service grain cooperative with eleven branch locations in northeast and north central Iowa.

Mr. Pumphrey currently serves as the Company’s Secretary.  Mr. Pumphrey is anticipated to hold the office of Secretary until the earlier of his resignation or removal from office.  At our annual members meeting held April 1, 2004, Mr. Pumphrey was re-elected to serve as a director until the 2007 annual members meeting, and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such director.

Marion Cagley, Director - Age 71

Mr. Cagley has served on the Board of Directors since the Company’s inception.  For the past five years, Mr. Cagley has farmed 700 acres of corn and soybeans.

Mr. Cagley was elected by the members at the 2005 Annual Meeting.  He will serve as director until the 2008 annual members meeting, and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such director.

Jerry Calease, Director - Age 53

Mr. Calease was elected as a director at our annual members meeting on September 17, 2003.  For the past five years, Mr. Calease has been involved in a corn and soybean farming operation in Bremer County, Iowa.

Mr. Calease was re-elected by the members to serve as a director until the 2008 annual members meeting, and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such director.

Steve Core, Director – Age 56

Mr. Core was appointed to our Board of Directors by Fagen, Inc., on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A Units to appoint one (1) director to our Board of Directors.  For the past three years Mr. Core has served as a consultant to Fagen, Inc., in connection with new ethanol plant construction.  Prior to that, he served as general manager of a 44 MGY ethanol production plant in Minnesota.   Mr. Core also serves on the board of governors of Granite Falls Energy, LLC.

Mr. Core will serve indefinitely as a director on our Board of Directors at the pleasure of the Class A unit holder appointing him so long as such Class A unit holder continues to own one million or more of our Class A units.

Leslie M. Hansen, Director – Age 52

Ms. Hansen appointed herself to our Board of Directors on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A units to appoint one (1) director to our Board of Directors.  For the past five years, Ms. Hansen has served as Chief Financial Officer of Precision of New Hampton, Inc., as vice-president and Chief Financial Officer of Hot Flush, LLC and as owner of Blayne-Martin Corporation.

Ms. Hansen will serve indefinitely as a director on our Board of Directors at her pleasure so long as she continues to own one million or more of our Class A units.

Stanley Laures, Director - Age 66

Mr. Laures has served on the Board of Directors since the Company’s inception.  For the past five years, Mr. Laures has been involved with his family farm operation of growing 2,700 acres of corn and soybeans and 1,000 head of cattle.  Prior to September 1999, Mr. Laures served as vice president at First National Bank in New Hampton, Iowa, where he supervised a $30 million loan portfolio of commercial and agricultural loans.

At our annual members meeting held April 1, 2004, Mr. Laures was re-elected to serve as a director until the 2007 annual members meeting, and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such director.

Bernard Retterath, Director – Age 65

Mr. Retterath was appointed to our Board of Directors by Pompano Beach Holdings, LLC, on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A units to appoint one (1) director to our Board of Directors.  For the past five years, Mr. Retterath has been engaged in a farming and trucking operation near McIntire, Iowa.

Mr. Retterath will serve indefinitely as a director on our Board of Directors at the pleasure of the Class A unit holder appointing him so long as such Class A unit holder continues to own one million or more of our Class A units.

Chris Schwarck, Director – Age 72

Mr. Schwarck was appointed to our Board of Directors by Schwarck-Jensen on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A units to appoint one (1) director to our Board of Directors.  For the past five years, Mr. Schwarck has been engaged in a farming and livestock operation located in the Iowa counties of Mitchell, Hardin and Cerro Gordo and the counties of Potter and Walworth in South Dakota. He has also been in the insurance business for more than 30 years.

Mr. Schwarck will serve indefinitely as a director on our Board of Directors at the pleasure of the Class A unit holder appointing him so long as such Class A unit holder continues to own one million or more of our Class A units.

Matt Sederstrom, Director – Age 32

Mr. Sederstrom was appointed to the Board of Directors by Fagen Engineering, LLC, on December 17, 2003, pursuant to our operating agreement, which permits Class A unit holders owning one million or more of our Class A units to appoint one (1) director to our Board of Directors.  For the past five years, Mr. Sederstrom continued his education by receiving a bachelor’s degree in chemistry, took management courses at Southwest State University in Marshall, Minnesota and commenced full-time employment as a project developer for Fagen, Inc.  Mr. Sederstrom also serves as a director for Siouxland Ethanol, LLC.

Pursuant to a notice dated April 18, 2005, Fagen, Inc. removed Matt Sederstrom as a member of our Board of Directors.

Steve Sukup, Director – Age 48

Steve Sukup was appointed to the Board of Directors on April 18, 2005 by Fagen, Inc.  Steve is from Sheffield, Iowa and has been a co-owner of Sukup Manufacturing Company since 1978, a family-owned agricultural business.  Steve also has his own farming operation.  Steve received a Bachelor of Science degree in Industrial Engineering from Iowa State University.  He spent 8 years as a State Representative and 3 years as Speaker Pro-Term.  Elected in 1994 to represent District 18, Franklin and Hardin Counties, in the Iowa House of Representatives. Steve floor managed the bill that eliminated MTBE from being sold as a gasoline additive in Iowa and is a strong proponent of renewable energy.  He is a member of the Sheffield Development corporation, Hampton Rotary, Zion Lutheran Church in Clear Lake, Iowa Farm Bureau, Association of Business and Industry (for 30 years), and the Iowa Motor Truck Association (for 25 years), in which he is on the Board of Directors.

Mr. Sukup will serve indefinitely as a director on our Board of Directors at the pleasure of the Class A unit holder appointing him so long as such Class A unit holder continues to own one million or more of our Class A units.

Biographical Information on Officers and Significant Employees

Walter Wendland, President and Chief Executive Officer – Age 50

On April 23, 2004, the Board of Directors elected and engaged Mr. Wendland as President and Chief Executive Officer.  On the same date, Mr. Wendland resigned from the Company as Chairman and director.  For two of the past five years, Mr. Wendland has been the Company’s project and construction manager responsible for the development, construction and start-up operation of the Company’s ethanol plant.  For the past five years, he has also owned and operated a 1,400-acre farm in addition to his involvement in the sale of corn gluten and other grain by-products to area farmers.

Mr. Wendland is anticipated to hold the office of President and Chief Executive Officer until the earlier of his resignation, death, disqualification or removal from office by the Board of Directors.  Mr. Wendland previously held the offices of Chairman, Vice Chairman, President and Vice President of the Company.

Christine A. Marchand, Interim Chief Financial Officer – Age 28

On November 21, 2005, the Board of Directors appointed Christine A. Marchand to serve as Interim Chief Financial Officer of Golden Grain Energy, LLC until such time as a permanent Chief Financial Officer is appointed.  From October 2001 until November 2005, Ms. Marchand was employed as controller at Kiefer Built, LLC.  From April 2001 until September 2001, Ms. Marchand was employed as a staff accountant at Kiefer Built, LLC.  Prior to her employment at Kiefer Built, LLC, Ms. Marchand was employed as an accountant at Burton E. Tracy & Co., P.C. Ms. Marchand is a certified public accountant.

Chad E.  Kuhlers, Plant Manager – Age 35

On August 11, 2004, we hired Chad Kuhlers as plant manager.  Prior to employment with the Company, Mr. Kuhlers was the operations manager for Koch Hydrocarbon’s Medford, Oklahoma facility.  Mr. Kuhlers also served as the maintenance manager, process control engineer, reliability engineer and project engineer within the Koch Hydrocarbon organization.  He has an electrical engineering degree from Iowa State University and a MBA from Phillips University in Enid, Oklahoma.

Steven L. Dietz, Commodities Manager – Age 33

Mr. Dietz began employment with the Company on June 1, 2004.  From 2000 to 2004, Mr. Dietz was the general manager of the Monica Elevator Company in Princeville, Illinois.  Prior to his employment with the Monica Elevator he served as country elevator manager for Archer Daniels Midland in Dunlap, Illinois.  He graduated from Iowa State University with a B.S. in dairy science.

Thomas E. Dennstedt, Laboratory Manager – Age 39

Mr. Dennstedt began employment with the Company on September 13, 2004.  Prior to his employment with us, Mr. Dennstedt was employed as an Industrial Microbiologist for ICM in Colwich, Kansas.  While employed with ICM, he participated in various ethanol plant startups.  Mr. Dennstedt has also served as the laboratory manager for Exol, Inc., an ethanol production facility in Glenville, Minnesota.

Sandra M. Batt, Chief Financial Officer – Age 53

On September 20, 2004, the Board of Directors appointed and engaged Sandra M. Batt as Chief Financial Officer and terminated the position of Treasurer, previously held by Jim Boeding.  The duties and responsibilities of the Treasurer’s office were been re-assigned to the Chief Financial Officer.  Prior to her appointment as the Chief Financial Officer, Ms. Batt was a student at Briar Cliff University in Sioux City, Iowa.  She graduated in July 2004 with a B.A. in accounting.  From 1998 to 2003 Ms. Batt was employed as finance director at Sbemco International, Inc.  She is a certified public accountant.

Ms. Batt resigned her position as Chief Financial Officer effective November 16, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 1, 2006, the following beneficial owners owned or held 5% or more of our outstanding Class A units:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class A Membership Units	Steve J. Retterath (1) 1466 Thatch Palm Drive Boca Raton, FL 33432	4,140,000 Class A Units	15.52%
Class A Membership Units	Fagen, Inc. (2) 501 W. Highway 212 P.O. Box 159 Granite Falls, MN 56241	2,000,000 Class A Units	7.50%
Class A Membership Units	Schwarck Jensen Golden Grain, LLC 520 S. Pierce, Suite 118 Mason City, IA 50401	3,000,000 Class A Units	11.25%

(1)          Steve Retterath owns 2,000,000 of its 4,140,000 Class A units through Pompano Beach Holdings, LLC.

(2)          Fagen, Inc. beneficially owns 1,000,000 of its Class A units through its control of Fagen Engineering, LLC.

As of February 1, 2006, the following beneficial owners owned or held 5% or more of our outstanding Class B units:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class B Membership Units	Jim Boeding (1) 2173 Madison Road Decorah, IA 52101	50,000 Class B Units	5.43%
Class B Membership Units	Walter Wendland (2) 25 Oak Run Drive Mason City, IA 50401	60,000 Class B Units	6.52%

(1)                                                          Jim Boeding is a director on the Company’s Board of Directors.

(2)                                                          Walter Wendland is the Company’s President and Chief Executive Officer.

Security Ownership of Management

As of October 28, 2005, members of our Board of Directors and executive officers own Class A membership units as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class A Membership Units	Jim Boeding, Director 2173 Madison Road Decorah, IA 52101	60,000 Class A Units	0.22%
Class A Membership Units	Marion Cagley, Director 2370 Durham Avenue Ionia, IA 50645	50,000 Class A Units	0.19%
Class A Membership Units	Jerry Calease, Director 1826 130th Street Waverly, IA 50677	60,000 Class A Units	0.22%
Class A Membership Units	Stephen Eastman, Director 4401 Addison Avenue Riceville, IA 50466	90,000 Class A Units	0.34%
Class A Membership Units	Leslie M. Hansen, Director 2424 Highway 24 New Hampton, IA 50659	1,000,000 Class A Units	3.75%
Class A Membership Units	Stan Laures, Director 2325 N. Linn Avenue New Hampton, IA 50659	150,000 Class A Units	0.56%
Class A Membership Units	Duane Lynch, Director 1799 220th Street New Hampton, IA 50659	90,000 Class A Units	0.34%

Class A Membership Units	Ron Pumphrey Secretary and Director P.O. Box 151 New Hampton, IA 50659	20,000 Class A Units	0.07%
Class A Membership Units	Bernard Retterath, Director 4945 Shadow Avenue McIntire, IA 50455	10,000 Class A Units	0.04%
Class A Membership Units	Chris Schwarck, Director 13597 Thrush Avenue Mason City, IA 50401	220,000 Class A Units	0.82%
Class A Membership Units	Dave Sovereign Chairman and Director 15959 130th Street Cresco, IA 52136	60,000 Class A Units	0.22%
Class A Membership Units	Steve Sukup 1555 255th St. Sheffield, IA 50425	245,000 Class A Units	0.92%
Class A Membership Units	Walter Wendland President and Chief Executive Officer 25 Oak Run Drive Mason City, IA 50401	210,080 Class A Units	0.79%
TOTAL:		2,265,080 Class A Units	8.49%

As of February 1, 2006, members of our Board of Directors and executive officers own Class B membership units as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class B Membership Units	Jim Boeding, Director 2173 Madison Road Decorah, IA 52101	50,000 Class B Units	5.43%
Class B Membership Units	Jerry Calease, Director 1826 130th Street Waverly, IA 50677	20,000 Class B Units	2.17%
Class B Membership Units	Marion Cagley, Director 2370 Durham Avenue Ionia, IA 50645	20,000 Class B Units	2.17%
Class B Membership Units	Stephen Eastman, Director 4401 Addison Avenue Riceville, IA 50466	30,000 Class B Units	3.26%
Class B Membership Units	Stan Laures, Director 2325 N. Linn Avenue New Hampton, IA 50659	5,000 Class B Units	0.54%
Class B Membership Units	Duane Lynch, Director 1799 220th Street New Hampton, IA 50659	20,000 Class B Units	2.17%

Class B Membership Units	Ron Pumphrey Secretary and Director P.O. Box 151 New Hampton, IA 50659	20,000 Class B Units	2.17%
Class B Membership Units	Dave Sovereign, Chairman and Director 15959 130th Cresco, IA 52136	20,000 Class B Units	2.17%
Class B Membership Units	Walter Wendland, President and Chief Executive Officer 25 Oak Run Drive Mason City, IA 50401	60,000 Class B Units	6.52%
TOTAL :		245,000 Class B Units	26.63%

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

The Board of Directors generally meets once per month.  The Board of Directors held 10 regularly scheduled meetings and one (1) special meeting during the fiscal year ended October 31, 2005.  Each director attended at least 75% of the meetings of the Board of Directors during the fiscal year ended October 31, 2005, except for the following directors:  Steve Core, Matt Sederstrom, Steve Sukup, and Leslie Hansen.  The absences by Matt Sederstrom and Steve Sukup were due to the fact that they were not members of the Board of Directors for the full year, and thus were not entitled to attend 75% of the meetings.

The Board of Directors does not have a formalized process for holders of membership units to send communications to the Board of Directors. The board of directors feels this is reasonable given the accessibility of our directors.  Members desiring to communicate with the board of directors are free to do by contacting a director.  The names of our directors and their phone numbers are listed on the Company’s website at www.ggecorn.com/team.htm.

The Board of Directors does not have a policy with regard to directors’ attendance at annual meetings. Last year 12 directors attended the Company’s annual meeting.  Due to this high attendance record, it is the view of the Board of Directors that such a policy is unnecessary.

Audit Committee

The audit committee of the Board of Directors operates under a charter adopted by the Board of Directors in Fall 2004, a copy of which is attached to this Proxy Statement as Appendix I.  Under the charter, the audit committee must have at least three members.  The Board of Directors appointed Jim Boeding, Leslie Hansen, Stan Laures, Dave Sovereign and Steve Sukup to the audit committee on May 23, 2005.  The chairperson of the audit committee is Jim Boeding.  Jerry Calease also served on the audit committee for a portion of the year ending in May 2005.  The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, a majority of our audit committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  The Board of Directors has determined that we do not currently have an audit committee financial expert serving on our audit committee.  We do not have an audit committee financial expert serving on our audit committee because no member of our Board of Directors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 401 of Regulation S-K and the Board of Directors has not yet created a new director position expressly for this purpose.  The Board of Directors intends to consider such qualifications in future nominations to our Board of Directors and appointments to the audit committee.  The audit committee held seven (7) meetings during the fiscal year ended

October 31, 2005.  Except for Jerry Calease and Stan Laures, all of our audit committee members attended at least 75% of the audit committee meetings.

Audit Committee Report

The audit committee delivered the following report to the Board of Directors of the Company on January 23, 2006. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2005.  The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co. P.L.L.P. as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence.  The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-QSB are compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P.’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2005.

Audit Committee
Jim Boeding, Chair
Leslie Hansen
Steve Sukup
Stan Laures
Dave Sovereign

Independent Registered Public Accounting Firm

The audit committee selected Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent registered public accountants for the fiscal year November 1, 2005 to October 31, 2006.  A representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is not expected to be present at the annual meeting of members.

Audit Fees

The aggregate fees billed by the principal independent registered public accountants (Boulay, Heutmaker, Zibell & Co. P.L.L.P.) to the Company for the fiscal year ended October 31, 2005, and the fiscal year ended October 31, 2004 are as follows:

Category	Year	Fees
Audit Fees (1)	2005	$94,950
	2004	$77,970
Audit—Related Fees	2005	$0
	2004	$0
Tax Fees	2005	$29,500
	2004	$0
All Other Fees	2005	$0
	2004	$0

(1)             Audit fees also consist of review of statutory and regulatory filings and research and consultation related to such filings.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our Audit Committee pursuant to Company policy requiring such approval.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our Audit Committee.

Nominating Committee

The Board of Directors formed a nominating committee in November 2005 and appointed Larry Zubrod (chair), Jerry Calease and Marion Cagley to the nominating committee.  The nominating committee did not meet during fiscal year ended October 31, 2005.  The nominating committee is in the process of adopting a charter.  The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, a majority of our nominating committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  The nominating committee does not have a policy with regard to consideration for any director candidate recommended by securities holders.  We are in the process of developing our nominating committee charter, which will outline these policies.  We feel that this is appropriate given the recent formation of our nominating committee.

Compensation Committee

The Board of Directors appointed Ron Pumphrey (chairman), Steve Sukup, Chris Schwarck, Leslie Hansen, and Dave Sovereign to the compensation committee on May 23, 2005.  The compensation committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and oversees the compensation of the Company’s other executive officers.  The compensation committee has the overall responsibility for approving and evaluating the Company’s director and executive compensation plans, policies and programs. The compensation committee did not hold any meetings during the fiscal year ended October 31, 2005.

MEMBER NOMINATIONS FOR DIRECTOR POSITIONS

At a special meeting of members held on November 15, 2005, the Company’s members approved an amendment of the Company’s operating agreement with respect to the procedures for member nomination of director nominees.  This amendment requires any member who wishes to submit director nominations to do so at least 120 calendar days before the date of the release of the Company’s proxy statement in connection with the previous year’s annual meeting.  If a member nominates a candidate for election to the board in compliance with the provisions of the operating agreement but fails to submit the nomination by the deadline set forth in this amendment, the Board will have the discretion to determine whether it has sufficient time to include the nomination in the Company’s proxy statement.  If the board decides that it does not have sufficient time to amend its proxy statement to include the nomination, it shall notify the member of such fact and the member may choose to proceed with preparation and delivery of its own proxy statement to members in which the member’s nomination for election to the board of directors is identified and described.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships exist between any of the directors of the board, officers, or key employees of the Company.

We have engaged in several transactions with related parties.

Chris Schwarck

The Company purchases employee health benefits through an insurance agent who is a member of the Board of Directors.  Purchases totaled approximately $185,000 for the year ending October 31, 2005.  As of October 31, 2005 the Company had approximately $17,000 in prepaid expenses to the insurance company this Board member represents.

Ron Pumphrey

One of the members of the Company’s Board of Directors is the general manager of an elevator from which corn and miscellaneous materials are purchased.  The Company also purchases corn and miscellaneous materials from an elevator whose owner is also a member of the Company’s Board of Directors.  Purchases from these two companies totaled approximately $17,517,000 for the year ending October 31, 2005.  As of October 31, 2005, the Company has approximately $6,000 in accounts payable to these elevators.   At October 31, 2005, the Company has forward contracts to purchase approximately 9,476,200 bushels of corn with related parties.  Forward contracts are purchased at various dates through September 2006.  The price of those contracts ranges between $1.535 and $2.285 per bushel or have a basis level established by the CBOT futures between $-0.13 and $-0.37.

Fagen, Inc., 5% Owner of Class A Units

On October 23, 2004, we entered into a design-build contract with Fagen, Inc. for the purpose of providing design, development and construction services to us in connection with our ethanol plant.  Pursuant to the design-build contract, Fagen, Inc., agreed to design, develop and construct a 40 million gallon per year ethanol plant for an amount not to exceed approximately $45,744,000, subject to change orders approved by us.  As of October 31, 2005, there is an outstanding balance of $250,000 on the design-build contract.  Together., Fagen, Inc. and its related company, Fagen Engineering, LLC own 2,000,000 of our Class A membership units.

Walter Wendland, President, Chief Executive Officer and 5% Owner of Class B Units

On October 1, 2003, we entered into an independent contractor agreement with Walter Wendland who previously served as our Chairman and director and now serves as our President and Chief Executive Officer.  Mr. Wendland also owns more than 5% of our outstanding Class B units.  Under the agreement, the Company engaged Mr. Wendland as a full-time construction coordinator with responsibility for supervision and coordination of plant construction, development of policies regarding construction of the project, monitoring project development, public relations and other on-site development issues.  We paid Mr. Wendland approximately $5,000 per month or a total of $35,000 for these services.  The agreement terminated in October 2004.  By letter agreement dated April 23, 2004, we hired Mr. Wendland as President and Chief Executive Officer of the plant.  Mr. Wendland’s compensation is disclosed below in the section entitled “SUMMARY COMPENSATION TABLE.”

Stan Laures, Director

Upon execution of the debt financing agreements, we paid our project coordinator, Stan Laures, a bonus of $40,000.  Mr. Laures is a director on our board.  In addition, we entered into an oral agreement with Mr. Laures under which he provided consulting services to the Company in exchange for compensation of $5,000 per month.  The oral agreement began on December 1, 2003, and continued for six months from December 1, 2003 to May 31, 2004.  As of October 31, 2004, we paid Mr. Laures a total of $30,000 pursuant to the consulting agreement.  We also made a payment of $2,170 for consulting services provided by Mr. Laures for a portion of November 2003.  Total payments to Mr. Laures for fiscal year 2004 are $72,170.

SUMMARY COMPENSATION TABLE

The following table set forth all compensation paid or payable by the Company during the last three fiscal years to our President and Chief Executive Officer.  We did not have any compensatory security option plan for our executive officers and directors in place as of October 31, 2005.  Further, as of October 31, 2005, none of our directors or officers had any options, warrants, or other similar rights to purchase securities of the Company.

Name and Principal Position	Annual Compensation
	Fiscal Year	Salary	Bonus	Total
Walter Wendland,	2005	$86,044	$7,500	$93,544
President and	2004	$33,846	$35,000	$68,846
Chief Executive
Officer	2003	—	$5,000	$5,000

Chad Kuhlers, Plant Manager	2005	$101,294	$7,500	$108,794

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended October 31, 2005, except that Bernard Retterath did not timely file a Form 3 report.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the notes thereto, for the fiscal year ended October 31, 2005, accompanies the mailing of this Proxy Statement.

The Company will provide each member solicited a copy of Exhibits to the 10-KSB upon written request and payment of specified fees. The written request for such Exhibits should be directed to Walt Wendland, President of Golden Grain Energy, LLC at 1822 43rd St. SW, Mason City, IA 50401. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on February 1, 2006. The 2005 Annual Report on Form 10-KSB complete with exhibits is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).

Appendix I

CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF GOLDEN GRAIN ENERGY, LLC

I. Purpose

The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of The Company (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•                  Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•                  Monitor the performance of the Company’s internal audit function and independent auditors;

•                  Provide an avenue of communication among the independent auditors, management, and the Board; and

•                  Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II. Authority

The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

•                  Appoint, compensate, retain and oversee the work of the independent auditors who are employed by the Company to conduct the annual audit and who shall report directly to the Committee;

•                  Retain independent legal counsel and other advisers as it deems necessary in the performance of its duties;

•                  Resolve any disagreements between management and the independent auditor regarding financial reporting;

•                  Pre-approve all auditing and permitted non-audit services performed by the Company’s independent audit firm;

•                  Seek any information it requires from employees, all of whom are directed to cooperate with the Committee’s requests, or external parties;

•                  Meet with Company officers, external auditors, and outside counsel, as necessary;

•                  Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•                  Determine appropriate funding for the Company’s payment of compensation to the independent auditors for issuing an audit report or performing other audit review or attestation services for the Company

•                  Determine appropriate funding for the Company’s payment of compensation to any other advisers employed by the Committee.

III. Composition

1.               Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

2.               The Committee shall be comprised of at least three directors of the Company, all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.  A majority of the directors on the Committee must be independent as defined in subparagraph 3 of this Article III below.

3.               A director will NOT be considered independent for purposes of this Article III, if such director:

(a)          Is an employee of the Company or any current subsidiary of the Company;

(b)         Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c)          Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(d)         Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e)          Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(f)            Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;

4.               Committee members and a Committee chair shall be recommended and appointed by the Board.

IV. Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet (i) separately; (ii) periodically with management: (iii) with internal auditors, if any; and (iv) with external auditors. The Committee may request any officer or employee of the Company, the Company’s outside counsel, and/or the independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  All members are expected to attend each meeting, in person or via tele- or video-conference.

The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors.  Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

V. Scope of Responsibilities and Duties

A.                                    Charter Review

1.               Review and reassess the adequacy of this charter annually.

2.               Consider changes that are necessary as a result of new laws and regulations.

3.               Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

B.                                    Financial Reporting

1.               Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussions with management and independent auditors about the following:

•                  Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•                  Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•                  The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•                  “Quality of earnings” of the Company from a subjective as well as objective standpoint.

•                  Effectiveness of price protection strategies in place for commodity and other inputs.

2.               Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3.               Review with management and the external auditors the results of the audit, including any difficulties encountered.  This review will include any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreement with management.

4.               Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the report.  Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.

5.               Review disclosures made by CEO and CFO in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

C.                                    Internal Control

1.               Consider the effectiveness of the Company’s internal control system, including information technology, security and control.

2.               Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

D.                                    Internal Audit

In the event the Company employs an internal audit department, the Committee shall:

1.               Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

2.               Review the effectiveness of the internal audit function.

E.                                      Independent Auditors

1.               Each year, the Audit Committee shall review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant.  In performing this review, the Committee shall:

(a)          Obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal or peer quality-control review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and in order to assess the auditor’s independence, all relationships between the independent auditor and the Company.

(b)         Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

(c)          Present its conclusions with respect to the external auditor to the Board.

2.               Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

3.               Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in SEC reports as prescribed by law.

4.               On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management.  Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore.  The Audit Committee must take appropriate action in response to these matters to satisfy itself of the auditors’ independence.

5.               Review the independent auditors’ audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

6.               Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.

7.               Present its conclusions with respect to the independent auditor to the Board.

8.               Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed outside the presence of the full board.

9.               Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.

F.                                      Compliance

1.               At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

2.               Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.               Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.

4.               Obtain regular updates from management and Company legal counsel regarding compliance matters.

G.                                    Reporting Responsibilities

1.               Annually prepare such report and certification to unit-holders as required by SEC regulations.

2.               Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

H.                                    Other Audit Committee Responsibilities

1.               Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.

2.               As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.

3.               Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.

4.               Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.

5.               Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

GOLDEN GRAIN ENERGY, LLC	Vote by Mail or Facsimile:
2006 Annual Meeting – Thursday, February 23, 2006	1) Read the Proxy Statement
For Unit Holders as of February 1, 2006	2) Check the appropriate boxes on the proxy card below
Proxy Solicited on Behalf of the Board of Directors	3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (641) 421-8457 no later than 5:00 p.m. on February 22, 2006

ELECTION OF TWO DIRECTORS

You may vote for two (2) nominees.

	For	Against	Abstain
Jim Boeding, Incumbent ————————–>>>	☐	☐	☐	PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK

Duane Lynch, Incumbent————————–>>>	☐	☐	☐

Steve Brau ——————————————>>>	☐	☐	☐

By signing this proxy card, you appoint Dave Sovereign and Ron Pumphrey, jointly and severally, each with full power of substitution, as proxies to represent you at the 2006 Annual Meeting of the Members to be held on Thursday, February 23, 2006, at the Hanford Inn, 3041 4th SW, Highway 122 W, Mason City, Iowa, and at adjournment thereof, on any matters coming before the meeting.  Registration for the meeting will begin at 5:00 p.m. with dinner at 6:00 p.m.  The 2006 Annual Meeting will follow the dinner, and will commence at approximately 7:00 p.m.

Please specify your choice by marking the appropriate box for each matter above.  The Proxies cannot vote your units unless you sign and return this card.  For your proxy card to be valid, it must be received by the Company by 5:00 p.m. on February 22, 2006.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting.  If you do not mark any boxes, your units will be voted for Jim Boeding and Duane Lynch.  If you choose only one (1) nominee, then the Proxies will vote your units only for that nominee.  If you choose three (3) nominees, your proxy card will be invalid, but your units will count toward the quorum requirements.

Signature:
Date:

Signature:
Date:

Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney executor, administrator, trustee or guardian, please note that fact.